                                                                   Exhibit 10.24

                AMENDMENT NO. 1 TO EXCLUSIVE SUBLICENSE AGREEMENT

      This Amendment No. 1 is made to the Exclusive Sublicense Agreement made
December 9, 2003, ("the Agreement") by and between Luitpold Pharmaceuticals,
Inc., a New York corporation ("Luitpold") and BioMimetic Therapeutics,
Inc.(formerly BioMimetic Pharmaceuticals, Inc.), a Delaware corporation ("BMTI")
(each, individually a "Party" and collectively, the "Parties") as of this 21th day of December, 2005.

      WHEREAS, the Term of the Agreement was to extend to December 31, 2014, or until the last to expire valid patent claim in a country; and

      WHEREAS, the Parties have agreed to extend the Term of the Agreement;

      NOW, THEREFORE, in consideration of the mutual premises, covenants, and agreements hereinafter set forth, the sufficiency of which is hereby acknowledged, the Parties to the Agreement, intending to be bound, mutually agree as follows:

      1.    Section 3.1 of the Agreement is amended as follows:

            "The term of this Agreement shall be for a period beginning on the
            Effective Date and shall continue until December 31, 2026. By no later than December 31, 2025, Luitpold shall have the right to extend the term of this Agreement for a period of five (5) years by notice to BMTI and thereafter it shall have the right to extend the term for additional five (5) year terms upon one (1) year's notice to BMTI. If extended, Section 4.3, among other provisions, survives for so long as Luitpold relies upon Know-how, trademarks, trade secrets and/or other proprietary technology or information developed by BMPI."

      2.    Except as otherwise expressly amended above, all provisions of the
Agreement shall continue to remain in full force and effect.

      IN WITNESS WHEREOF, Luitpold and BMTI have entered into this Amendment No.
1 effective as of the date hereinabove written, each by a duly authorized officer, in duplicate originals.

LUITPOLD PHARMACEUTICALS, INC.                  BIOMIMETIC THERAPEUTICS, INC.

By:/s/ Mary Jane Helenek                        By:/s/ Samuel Lynch
   ------------------------------------------      -------------------------
       Mary Jane Helenek, R. Ph., M.S., M.B.A.         Samuel Lynch, D.D.S.
       President abd CEO                               President and CEO

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